PRESS RELEASE For immediate release

NVE Corporation Reports Third Quarter Results

EDEN PRAIRIE, Minn.—January 19, 2011—NVE Corporation (Nasdaq: NVEC) announced today financial results for the quarter and nine months ended December 31, 2010.

Total revenue for the third quarter of fiscal 2011 increased 20% to $7.96 million from $6.62 million in the prior-year quarter. The revenue increase was due to a 26% increase in product sales, partially offset by a 4% decrease in contract research and development revenue. Net income for the third quarter of fiscal 2011 increased 22% to $3.38 million, or $0.70 per diluted share, compared to $2.77 million, or $0.57 per diluted share, for the prior-year quarter.

For the first nine months of fiscal 2011, total revenue increased 15% to $23.0 million from $20.0 million for the first nine months of the prior year. The increase was due to a 21% increase in product sales, partially offset by a 6% decrease in contract research and development revenue. Net income for the first nine months of fiscal 2011 was $9.69 million, or $2.00 per diluted share, compared to $8.40 million, or $1.73 per diluted share, for the first nine months of fiscal 2010.

“We are pleased to report strong earnings for the quarter driven by record product sales,” said NVE President and Chief Executive Officer Daniel A. Baker, Ph.D.

NVE is a leader in the practical commercialization of spintronics, a nanotechnology that relies on electron spin rather than electron charge to acquire, store and transmit information. The company manufactures high-performance spintronic products including sensors and couplers that are used to acquire and transmit data. NVE has also licensed its spintronic magnetoresistive random access memory technology, commonly known as MRAM.

Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as risks in continued growth in revenue and profits and uncertainties related to economic environments, as well as the risk factors listed from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2010 as updated in our Quarterly Reports on Form 10-Q.

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                         NVE CORPORATION
                         STATEMENTS OF INCOME
 QUARTERS AND NINE MONTHS ENDED DECEMBER 31, 2010 AND 2009 (Unaudited)

                                              Quarter Ended December 31
                                                  2010          2009
                                              -----------   -----------
 Revenue
  Product sales                               $ 6,686,451   $ 5,292,228
  Contract research and development             1,277,057     1,332,629
                                              -----------   -----------
 Total revenue                                  7,963,508     6,624,857
 Cost of sales                                  2,461,798     2,102,855
                                              -----------   -----------
 Gross profit                                   5,501,710     4,522,002
 Expenses
  Selling, general, and administrative            638,223       548,973
  Research and development                        330,681       251,625
                                              -----------   -----------
 Total expenses                                   968,904       800,598
                                              -----------   -----------
 Income from operations                         4,532,806     3,721,404
 Interest income                                  512,203       414,669
                                              -----------   -----------
 Income before taxes                            5,045,009     4,136,073
 Provision for income taxes                     1,661,090     1,368,590
                                              -----------   -----------
 Net income                                   $ 3,383,919   $ 2,767,483
                                              ===========   ===========
 Net income per share - basic                 $      0.71   $      0.59
                                              ===========   ===========
 Net income per share - diluted               $      0.70   $      0.57
                                              ===========   ===========
 Weighted average shares outstanding
  Basic                                         4,743,643     4,700,583
  Diluted                                       4,866,617     4,855,948

                                                     Nine Months
                                                  Ended December 31
                                                  2010          2009
                                              -----------   -----------
 Revenue
  Product sales                               $19,290,839   $16,003,710
  Contract research and development             3,723,123     3,964,180
                                              -----------   -----------
 Total revenue                                 23,013,962    19,967,890
 Cost of sales                                  7,142,528     5,979,378
                                              -----------   -----------
 Gross profit                                  15,871,434    13,988,512
 Expenses
  Selling, general, and administrative          1,901,156     1,807,050
  Research and development                        982,217       810,486
                                              -----------   -----------
 Total expenses                                 2,883,373     2,617,536
                                              -----------   -----------
 Income from operations                        12,988,061    11,370,976
 Interest income                                1,485,664     1,177,892
                                              -----------   -----------
 Income before taxes                           14,473,725    12,548,868
 Provision for income taxes                     4,782,699     4,148,270
                                              -----------   -----------
 Net income                                   $ 9,691,026   $ 8,400,598
                                              ===========   ===========
 Net income per share - basic                 $      2.06   $      1.79
                                              ===========   ===========
 Net income per share - diluted               $      2.00   $      1.73
                                              ===========   ===========
 Weighted average shares outstanding
  Basic                                         4,714,989     4,689,849
  Diluted                                       4,837,963     4,845,150

                           NVE CORPORATION
                            BALANCE SHEETS
                    DECEMBER 31 AND MARCH 31, 2010

                                              (Unaudited)
                                                Dec. 31,     March 31,
                                                  2010         2010
                                              -----------   -----------
 ASSETS
 Current assets
  Cash and cash equivalents                   $ 1,178,409   $ 1,389,288
  Marketable securities, short term             4,455,249     1,566,666
  Accounts receivable, net of allowance for
   uncollectible accounts of $15,000            3,471,435     4,221,564
  Inventories                                   3,164,158     1,706,427
  Prepaid expenses and other assets             1,102,838       781,294
                                              -----------   -----------
 Total current assets                          13,372,089     9,665,239
 Fixed assets
  Machinery and equipment                       5,954,570     5,617,136
  Leasehold improvements                          612,682       450,546
                                              -----------   -----------
                                                6,567,252     6,067,682
  Less accumulated depreciation                 5,146,230     4,857,819
                                              -----------   -----------
 Net fixed assets                               1,421,022     1,209,863
 Marketable securities, long term              52,677,162    46,587,812
                                              -----------   -----------
 Total assets                                 $67,470,273   $57,462,914
                                              ===========   ===========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
  Accounts payable                            $   482,412   $   665,782
  Accrued payroll and other                       833,615       720,867
  Deferred taxes                                  130,445       102,138
  Deferred revenue                                     --        20,833
                                              -----------   -----------
 Total current liabilities                      1,446,472     1,509,620

 Shareholders' equity
  Common stock                                     47,662        47,006
  Additional paid-in capital                   20,565,148    20,169,924
  Accumulated other comprehensive income        1,113,327     1,129,726
  Retained earnings                            44,297,664    34,606,638
                                              -----------   -----------
 Total shareholders' equity                    66,023,801    55,953,294
                                              -----------   -----------
 Total liabilities and shareholders' equity   $67,470,273   $57,462,914
                                              ===========   ===========